As filed with the Securities and Exchange Commission
                               on August 27, 2001
                            Registration No. 33-52272
                                    811-7170


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                         Pre-Effective Amendment No.                      [ ]
                       Post-Effective Amendment No. 30                    [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                              Amendment No. 33                            [X]

                             TCW GALILEO FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                      865 South Figueroa Street, Suite 1800
                          Los Angeles, California 90017

       Registrant's Telephone Number, including Area Code: (213) 244-0000

                              Philip K. Holl, Esq.
                                    Secretary

          865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017
                     (Name and Address of Agent for Service)


                   ------------------------------------------


              It is proposed that this filing will become effective
                             (check appropriate box)

     ______ immediately  upon filing pursuant to paragraph (b)
     ______ on (date) pursuant to paragraph (b)
     ______ 60 days after filing pursuant to paragraph (a)(1)
     ______ on (date) pursuant to paragraph (a)(1)
        X   75 days after filing pursuant to paragraph (a)(2)
     ______ on (date) pursuant to paragraph (a)(2) of Rule 485

*Registrant has elected to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed Notice required by Rule.

Pursuant to Agreements and Plans of Reorganization expected to be submitted to shareholders of SG Cowen Large Cap Value Fund, a series of SG Cowen Series Funds, Inc. (File Nos. 333-40327 and 811-8487), SG Cowen Opportunity Fund, a series of SG Cowen Funds, Inc. (File Nos. 33-18505 and (811-5388) and SG Cowen Income + Growth Fund (File Nos. 33-05676 and 811-4672), the Registrant will be permitted to use any redemption credits pursuant to Rules 24f-2 in connection with their acquisition by the TCW Galileo Diversified Value Fund, the TCW Galileo Opportunity Fund, and the TCW Galileo Income + Growth Fund, respectively, each a series of the Registrant, in reliance on Rule 24f-2(b) under the Investment Company Act of 1940.

                   Cross-Reference Sheet Required by Rule 495

             Form N-1A Item Number and Caption               Caption in Prospectus or Page Reference
             ---------------------------------               ---------------------------------------

 1.    Front and Back Cover Pages                            Front and Back Cover Pages


 2.    Risk/Return Summary:                                  General Fund Information:
       Investments, Risks, and Performance                   Investment Objectives and Principal Strategies;
                                                             Principal Risks; Performance Summary

 3.    Risk/Return Summary:                                  General Fund Information:
       Fee Table                                             Fund Expenses and Expense Example

 4.    Investment Objectives, Principal                      Investment Objectives/Approach; Main Risks; Risk
       Investment  Strategies, and Related Risks             Considerations

 5.    Management's Discussion of Fund                       [Included in Annual Report]
       Performance

 6.    Management, Organization, and Capital Structure       Management of the Fund; Multiple Class Structure

 7.    Shareholder Information                               Account Policies and Services; To Open an Account/To
                                                             Add to an Account; To Sell or Exchange Shares;
                                                             Distributions and Taxes

 8.    Distribution Arrangements                             Multiple Class Structure

 9.    Financial Highlights Information                      Financial Highlights

                                                             Caption in Statement of Additional Information or Page
                                                             Reference

10.    Cover Page and Table of Contents                      Cover Page; Table of Contents

11.    Fund History                                          Organization, Shares and Voting Rights

12.    Description of the Fund and Its  Investments and      Organization, Shares and Voting Rights; Investment
       Risks                                                 Practices; Investment Restrictions

13.    Management of the Fund                                Directors and Officers of the Company

14.    Control Persons and Principal Holders of Securities   Control Persons and Principal Holders of Securities


15.    Investment Advisory and Other Services                Investment Advisory and Sub-Advisory Services;
                                                             Distribution of Company Shares; Administration Agreement

16.    Brokerage Allocation and Other Practices              Brokerage Practices

17.    Capital Stock and Other Securities                    Organization, Shares and Voting Rights

18.    Purchase, Redemption, and Pricing of Shares           How to Buy and Redeem shares; How to Exchange Shares;
                                                             Determination of Net Asset Value

19.    Taxation                                              Distributions and Taxes

20.    Underwriters                                          Distribution of Company Shares

21.    Calculation of Performance Data                       Investment Results

22.    Financial Statements                                  Financial Statements


       Part C

Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of three separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Diversified Value  Fund

TCW Galileo Opportunity Fund

TCW Galileo Income + Growth Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

November __, 2001

LOGO

TABLE OF CONTENTS

General Fund Information......................................................1
         Investment Objectives and Principal Strategies.......................1
         Principal Risks......................................................1
         Performance Summary..................................................2
         Fund Expenses and Expense Example....................................5
TCW Galileo Diversified Value Fund............................................6
         Investment Objectives/Approach.......................................6
         Main Risks...........................................................7
TCW Galileo Opportunity Fund..................................................8
         Investment Objectives/Approaches.....................................8
         Main Risks...........................................................9
TCW Galileo Income + Growth Fund.............................................10
         Investment Objectives/Approach......................................10
         Main Risks..........................................................11
         Risk Considerations.................................................12
         Management of the Fund..............................................15
         Multiple Class Structure............................................15
YOUR INVESTMENT..............................................................16
         Account Policies and Services.......................................16
         To Open an Account/to Add to an Account.............................18
         To Sell or Exchange Shares..........................................19
         Distributions and Taxes.............................................20
         Financial Highlights................................................21
FOR MORE INFORMATION.........................................................24

General Fund Information

Investment Objectives and Principal Strategies

TCW Galileo Funds, Inc.                        Investment Objectives            Principal Investment Strategies
-----------------------                        ---------------------            -------------------------------
TCW Galileo Diversified Value Fund             Long term capital appreciation   Invests in equity securities of
                                                                                large capitalization companies.

TCW Galileo Opportunity Fund                   Long term capital appreciation   Invests in equity securities of
                                                                                small capitalization companies

TCW Galileo Income + Growth Fund               High level of dividend income    Invests in equity securities of
                                                                                issuers which pay dividends and have
                                                                                the potential for above average
                                                                                dividend increases.

     Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

     The Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

     Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as a Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

     o    MARKET RISK

          Thereis the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

     o    SECURITIES SELECTION RISK

          Thereis the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

     o    PRICE VOLATILITY

          There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Opportunity Fund may be subject to greater price volatility than other funds because it invests primarily in securities of small sized companies.

Each Fund may also be subject (in varying degrees) to the following risks:

     o    LIQUIDITY RISK

          There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. The Opportunity Fund may be subject to liquidity risk because it invests primarily in securities of small sized companies.

     o    FOREIGN INVESTING RISK

          The Opportunity Fund may invest a portion of its assets in foreign securities. There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

     o    CREDIT RISK

          There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on a fixed income instrument, or goes bankrupt.

A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 12.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show the each Fund's annual returns and its long-term performance. The first table shows you how the Fund's performance has varied from year to year. The second table compares each Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information for each Fund includes the performance of its predecessor investment company, ("Predecessor Funds"), which prior to November __, 2001, was managed by SG Cowen Asset Management Inc. The Predecessor Funds have investment objectives and strategies that are substantially similar to the Funds. The performance of Predecessor Funds in the bar charts and other tables was calculated using the fees and expenses of the Class I shares of the Predecessor Funds. As with all mutual funds, past performance is not a prediction of futures results.

           Year by year total return (%) as of December 31, each year

                       TCW Galileo Diversified Value Fund

                                   ----%            -----%              ----%

                                   1998              1999               2000

                    * The Fund's total return for the period November 1, 2000 to September 30, 2001 is: [ ]%


             Best and worst quarterly performance during this period

                                                           Performance
Diversified Value  Fund
  Quarter ending  __________________                    _______________% (Best)

  Quarter ending  __________________                    _______________% (Worst)


               Average Annual Total Return as of December 31, 2000

                                         1 year          Since inception
Diversified Value Fund                   13.99%               7.92%
S&P 500                                  -9.10%              -12.26%
Russell 1000 Value Index                  7.01%               -9.93%



           Year by year total return (%) as of December 31, each year

                          TCW Galileo Opportunity Fund

    ----%       ----%    ----%     ----%      ----%      ----%       ----%      ----%        ----%          ----%

     1991        1992     1993     1994       1995        1996       1997       1998         1999           2000



*The Fund's total return for the period November 1, 2000 to September 30, 2001 is:[ ]%


             Best and worst quarterly performance during this period


                                                              Performance

Opportunity  Fund
   Quarter ending __________________                    _______________% (Best)

  Quarter ending  __________________                    _______________% (Worst)



               Average Annual Total Return as of December 31, 2000

                             1 year      5 years    Since inception or 10 years
                             ------      -------    ---------------------------

Opportunity Fund             39.47%       13.66%            13.15%
S&P 500                      -9.10%       18.33%             [ ]%
Russell 2000 Index           -3.02%       10.31%             [ ]%

                        TCW Galileo Income + Growth Fund

----%       ----%    ----%    ----%      ----%      ----%      ----%      ----%     ----%    ----%

1991        1992     1993     1994       1995       1996       1997       1998      1999     2000


*The Fund's total return for the period November 1, 2000 to September 30, 2001 is:[ ]%


               Best and worst quarterly performance during this period

                                                            Performance
Income + Growth  Fund
 Quarter ending  _________________                    ________________% (Best)

  Quarter ending _________________                    ________________% (Worst)

               Average Annual Total Return as of December 31, 2000

                                1 year   5 years  Since inception or 10 years
                                -----   -------  ----------------------------

Income + Growth Fund            45.84%   14.66%            16.06%
S&P 500                         -9.10%   18.33%             [ ]%
Lipper Equity Income Fund Avg.   7.46%   13.42%             [ ]%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund Assets, so their effect is included in the share price. The Class I shares of the funds have no sales charge (load) or Rule 12b-1 distributions.

                                    FEE TABLE


                                                    Diversified        Opportunity Fund        Income + Growth Fund
                                                     Value Fund
Shareholder Transaction Fees

 1)   Redemption Fees.........................         None                 None                      None
 2)   Exchange Fees...........................         None                 None                      None
 3)   Contingent Deferred Sales Load..........         None                 None                      None
 4)   Sales Load on Reinvested Dividends......         None                 None                      None
 5)   Sales Load on Purchases.................         None                 None                      None


Annual Fund Operating Expenses

   Management Fees............................        0.75%                0.90%                      0.75%
   Distribution (12b-1) Fees..................         None                 None                      None
   Other Expenses.............................        2.25%                0.40%                      0.41%
   Total Annual Fund Operating
      Expenses (1)............................        3.00%                1.30%                      1.16%


-------------------------------------

(1) The Adviser has agreed to reduce its investment advisory fee or to pay the ordinary expenses of the Fund to the extent necessary to limit the Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.


                                 1 Year    3 Years    5 Years       10 Years
                                 ------    -------    -------       --------
Diversified Value  Fund          $303      $927       $1,577        $3,318
Opportunity Fund                 $132      $412       $  713        $1,568
Income + Growth Fund             $118      $368       $  638        $1,409


TCW Galileo Diversified Value Fund

Investment Objectives/Approach

The Fund seeks long term capital appreciation, with a secondary goal of current income. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its total assets in equity securities of companies with a market capitalization of greater than $2 billion at the time of purchase. The Fund will invest mostly in "value companies."

Concepts to understand

Largecapitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


Value companies are companies that appear underpriced according to certain financial rneasurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in prices.


     In managing the Fund's investments, the Adviser blends a number of investment strategies. All of the companies in which the Fund invests will have market capitalizations over $1 billion, and the average weighted market capitalization of the Fund's portfolio will be over $20 billion. The Adviser emphasizes investing in companies with value characteristics below the Russell 1000 Value Index. The Adviser seeks companies that it believes are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed. Generally, the Adviser seeks companies who have one or more of the following characteristics:

     o    price to earnings ratios in the lower 40% of the market;

     o    price to cash flow ratios in the lower 20% of the market;

     o    price to book ratios in the lower 20% of the market; and

     o    price to sales ratios in the lower 20% of the market.

The Fund will generally invest in equity securities which include common and preferred stock; warrants to purchase common stocks or preferred stocks, securities convertible into common and preferred stock such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some of its assets in commercial paper. Commercial Paper is the short-term unsecured debt of corporations, usually maturing in no more than 270 days form the date issued.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

         ___________ is the Fund's portfolio manager.


Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this fund is "price volatility risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Opportunity Fund

Investment Objectives/Approach
The Fund seeks long term capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $1 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts (ADRs) of such companies. The Fund may invest up to 35% of its assets in equity securities of companies other than small capitalization companies, and up to 20% of its assets in money market instruments. The Fund may also write covered call options.

In managing the Fund's Investments, the Adviser tries to identify those companies that have fallen out of favor and whose stock is selling below what the Adviser believes is its real value. The Adviser looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Adviser analyzes each candidate's fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Adviser often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Adviser's analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Adviser may concentrate the Fund's investments in a number of industries that the Adviser's analysis has revealed as poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; warrants to purchase common stocks or preferred stocks, securities convertible into common and preferred stock, such as convertible bonds and debentures; ADRs; and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

The Fund may seek to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

Concepts to understand
----------------------

Small-Sized Companies The Fund seeks long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.


         ______________ is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility", "liquidity risk" and "foreign investing risk". Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Income + Growth Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its total assets in equity securities such as common and preferred stock and convertible securities. In managing the Fund's investments, the Adviser will focus on companies that have a record of paying dividends and increasing dividends, and that the Adviser believes have the potential for increasing dividends over time.

Concepts to understand

Large Capitalization Companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth Companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

     The Adviser analyzes economic and market conditions and identifies securities that make the best investments in the pursuit of the fund's investment objectives. In selecting the investments, the Adviser considers such factors including:

     o the company's current valuation

     o market capitalization

     o price/earnings ratio

     o current dividend yield

     o the company's potential for a strong positive cash flow and future dividend growth.

The Fund may invest some of its assets in covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.



         ______________ is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

                    Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.

                    The Adviser may temporarily invest up to 100% of the Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

                    As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders, and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds may hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin
American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit Risk

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Funds may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those debt securities rated below investment grade are also commonly known as "junk bonds". These securities are regarded as bonds predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund was investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. More, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

European Economic and Monetary Union

Certain of the Funds may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies.

Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by a Fund.


                    Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by January 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redenominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                    Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Fund

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of September 30, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $80 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who are primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

Portfolio Manager(s)                Business Experience During Last Five Years*

Diversified Value  Fund

[Name to be added]                            [Profile to be added]

Opportunity Fund

[Name to be added]                            [Profile to be added]

Income + Growth Fund

[Name to be added]                            [Profile to be added]

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:


                                   Annual Management Fee (As percent of
           Fund                           Average Net Asset Value)
           -----                    -----------------------------------

   Diversified Value Fund                           0.75%
   Opportunity Fund                                 0.90%
   Income + Growth Fund                             0.75%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums - Class I
       Initial           Additional        IRA                 Additional IRA
       $ 25,000           $5,000          $2,000                    $500

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with Medallion signature guarantees. These include:

o        amounts of $100,000 or more

o amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

o requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another Class I Galileo Fund. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem the Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $25,000 for the Class I shares as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts

Each Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

     o refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

     o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

     o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

In Writing Complete the New Account
Form. Mail your New
Account Form and a check
made payable to TCW
Galileo __________________ Fund to:


Via Regular Mail                         (Same, except that you should include a
TCW Galileo Funds, Inc.                  note specifying the Fund name, your
PFPC Inc.                                account number, and the name(s)
P.O. Box 8909                            your account is registered in.)
Wilmington, DE  19899-8909

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE  19809

By Telephone

Please contact the Investor
Relations Department at (800)
FUND TCW (386-3829) for a New Account Form.
Wire:  Have your bank send your investment to:               (Same)
PNC Bank, Philadelphia, PA
ABA No. 031-0000-53
Account No. 86-1282 - 4023
FBO TCW Galileo _______________________
Fund
(Name on the Fund Account)
(Fund Account Number)
Via Exchange

Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at (800) FUND TCW [386-3829]. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW  [386-3829]  or your  investment  representative  at TCW  Galileo
Funds.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

     o    your name(s) and signature(s) as they appear on the account form

     o    your account number

     o    the Fund name

     o    the dollar amount you want to sell or exchange

     o    how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services-Selling Shares"). Mail your letter of instruction to:

                Via Regular Mail
                TCW Galileo Funds, Inc.
                PFPC Inc.
                P.O. Box 8909
                Wilmington, DE  19899-8909

                Via Express, Registered or Certified Mail
                TCW Galileo Funds, Inc.
                PFPC Inc.
                400 Bellevue Parkway, Suite 108
                Wilmington, DE  19809

By Telephone

Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undelivered checks that remain uncashed for six months will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $2,000 or more. Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

To reach the Transfer Agent at PFPC Inc., call toll free in the U.S.

                (800) 248-4486
                Outside the U.S.
                (816) 843-7166 (collect)

To reach your investment representative or the Investor Relations Department at TCW Galileo Funds, call toll free in the U.S.

                (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Series Funds, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund, whose report thereon appears in the Annual Reports of the Predecessor Fund. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period ended May 31, 2001 is unaudited.

                                                          TCW Galileo Diversified Value Fund -- Class I (4)

                                          Period Ended            Year Ended November 30, 2000
                                          May 31, 2001      2000        1999       Period from 2/2/98 (3) to
                                                                                              11/30/98
                                          --------------- ----------- ------------ ----------------------------

Net asset value, beginning of period            $11.26      $10.20       $9.54              $9.77 (1)
                                                ------      ------       -----              ---------
Investment operations
   Investment Income -- Net                       0.03        0.10        0.12                 0.10

   Net realized and unrealized gains
   (losses) on investments                        1.09        1.05        0.67                (0.25)

   Total from investment operations               1.12        1.15        0.79                (0.15)

Less distributions

   Dividend from net investment income           (0.03)      (0.09)      (0.13)               (0.08)

   Distributions from net realized
   gains on investments                            ---        ---        ---                  ---

   Total distributions                           (0.03)      (0.09)      (0.13)               (0.08)

Net asset value, end of period                  $12.35      $11.26      $10.20                $9.54
                                                ------      ------      ------                -----
Total Return                                  (2)10.00%      11.42%       8.27%             (1.56%) (2)

Ratios/Supplemental Data

   Net assets, end of period  ($ x 1000)          $75         $ 68       $ 1,264             $1,153 (2)

   Ratio of expenses to average net assets     (2)0.48%       0.97%        0.97%              0.80% (2)

   Ratio of net investment income (loss)
   to average net assets                       (2)0.26%       1.39%        1.17%              1.01% (2)

   Decrease reflected on above ratios due
   to expense reimbursements/waivers           (2)0.97%       2.03%        1.18%              .55% (2)

   Portfolio turnover rate                       (2)18%        83%          52%                67% (2)

----------------

(1)      Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2)      Not Annualized
(3)      Commencement of Operations
(4)      Based on Average Shares Outstanding

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Funds, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund, whose report thereon appears in the Annual Reports of the Predecessor Funds. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period ended May 31, 2001 is unaudited.

0                                                                                       TCW Galileo Opportunity Fund -- Class I(1)


                                                          Period Ended                       Year Ended November 30, 2000

                                                          May 31, 2001     2000        1999        1998       1997       1996
                                                          -------------- ---------- ----------- ----------- ---------- ----------
Net asset value, beginning of period                      $16.13          $12.19      $10.24      $16.69     $16.77     $13.20
                                                          ------          ------      ------      ------     ------     ------

Investment operations
   Investment income (loss) -- Net (1)                    (0.02)           (0.03)      (0.04)      (0.04)     (0.03)     (0.01)

   Net realized and unrealized gains (losses) on
   investments                                             3.21             3.97        1.99       (3.47)      2.01       3.89
                                                                         -- ----    --  ----    -- ------   -- ----    -- ----

   Total from investment operations                        3.19             3.94        1.95       (3.51)      1.98       3.88

Less distributions                                          --              --          --          --         --         --

   Dividend from net investment income                      --              --          --          --         --         --

   Distributions from net realized gains on investments    0.51              --          --        (2.94)     (2.06)     (0.31)

   Total distributions                                     0.51              --          --        (2.94)     (2.06)     (0.31)

Net asset value, end of period                           $18.81            $16.13      $12.19      $10.24     $16.69     $16.77
                                                         ------            ------      ------      ------     ------     ------

Total return                                           (2)20.24%            32.32%      19.04%     (24.71)%    13.82%     30.17%

Ratios/Supplemental Data

   Net Assets, end of period ($ x 1000)                 $10,727            $8.631      $9,339     $19,051     $52,944    $40,369

   Ratio of expenses to average net assets              (2)0.64%            1.30%      1.27%       1.14%       1.02%      1.01%

   Ratio of net investment income (loss) to
     average net assets                                (2)(0.10)%          (0.21)%    (0.35)%     (0.34)%     (0.19)%    (0.17)%

   Decrease reflected on above ratios due to expense        --                --          --       0.01%       0.06%      0.15%
     reimbursements/waivers

   Portfolio turnover rate                                (2)59%             164%        150%        124%       159%       182%

----------------

(1)     Based upon average shares outstanding
(2)     Not annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Income & Growth Fund, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund, whose report thereon appears in the Annual Reports of the Predecessor Funds. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period ended May 31, 2001 is unaudited.

                                                                                    TCW Galileo Income + Growth Fund -- Class I (1)

                                                          Period Ended                         Year Ended November 30, 2000

                                                          May 31, 2001     2000        1999        1998       1997       1996
                                                          -------------- ---------- ----------- ----------- ---------- ----------

Net Asset Value, beginning of period                     $14.04           $11.26      $12.39      $14.61     $14.45     $13.23
                                                         ------           ------      ------      ------     ------     ------

Investment operations
   Investment Income -- Net                                0.02             0.59        0.31        0.35       0.41       0.58

   Net realized and unrealized gains (losses) on
   investments                                            $1.11             2.92       (0.42)       0.16       1.97       1.69


   Net from investment operations                         $1.13             3.51       (0.11)       0.51       2.38       2.27

Less Distributions

   Dividend from net investment income                    (0.10)           (0.23)      (0.30)      (0.34)     (0.40)     (0.56)

   Distributions from net realized gains on investments   (0.44)           (0.50)      (0.72)      (2.39)     (1.82)     (0.49)

   Total distributions                                    (0.54)           (0.73)      (1.02)      (2.73)     (2.22)     (1.05)

Net asset value, end of period                           $14.63           $14.04      $11.26      $12.39     $14.61     $14.45
                                                         ------           ------      ------      ------     ------     ------

Total Return                                            (2)8.26%           33.46%     (0.92)%      4.22%      19.57%     18.25%

Ratios/Supplemental Data

   Net Assets, end of period ($ x 1000)                  $1,179            $951       $4,468      $5,920     $10,444    $11,733

   Ratio of expenses to average net assets              (2)0.59%            1.16%      1.06%       0.91%       1.05%      0.90%

   Ratio of net investment income (loss) to average
     net assets                                         (2)0.70%            1.50%      2.45%       2.50%       2.98%      3.90%

   Decrease reflected on above ratios due to expense       --                --          --        0.06%       0.14%      0.16%
     reimbursements/waivers

   Portfolio turnover rate                                  0               73%        71%         62%         75%        79%

___________________
(1) Not Annualized
(2) Based on Average Shares Outstanding

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o PFPC Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

On the Internet:
TCW GALILEO FUNDS, INC.
www.tcwgalileofunds.com

You may visit the SEC's website at www.sec.gov to view text only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-6009 or by electronic request at the following e-mail address: www. publicinfo@sec.gov.

                    TCW Galileo Funds, Inc.

                    SEC file number: 811-7170

                    More information on the Funds is available free upon request, including the following:

                    Annual/Semi-Annual Report

                    Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' portfolio managers discussing recent market conditions, economic trends and Fund strategies.

                    Statement of Additional Information (SAI)

                    Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Class N shares of three separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

          TCW Galileo Diversified Value Fund

          TCW Galileo Opportunity Fund

          TCW Galileo Income + Growth Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

November __, 2001

LOGO

TABLE OF CONTENTS

General Fund Information.......................................................1
         Investment Objectives and Principal Strategies........................1
         Principal Risks.......................................................1
         Performance Summary...................................................2
         Fund Expenses and Expense Example.....................................5
TCW Galileo Diversified Value Fund.............................................6
         Investment Objectives/Approach........................................6
         Main Risks............................................................7
TCW Galileo Opportunity Fund...................................................8
         Investment Objectives/Approaches......................................8
         Main Risks............................................................9
TCW Galileo Income + Growth Fund..............................................10
         Investment Objectives/Approach.......................................10
         Main Risks...........................................................11
         Risk Considerations..................................................12
         Management of the Fund...............................................15
         Multiple Class Structure.............................................15
YOUR INVESTMENT...............................................................16
         Account Policies and Services........................................16
         To Open an Account/to Add to an Account..............................18
         To Sell or Exchange Shares...........................................19
         Distributions and Taxes..............................................20
         Financial Highlights.................................................22
FOR MORE INFORMATION..........................................................25

                                       25
General Fund Information

Investment Objectives and Principal Strategies

TCW Galileo Funds, Inc.                        Investment Objectives            Principal Investment Strategies
-----------------------                        ---------------------            -------------------------------
TCW Galileo Diversified Value Fund             Long term capital appreciation   Invests in equity securities of
                                                                                large capitalization companies.

TCW Galileo Opportunity Fund                   Long term capital appreciation   Invests in equity securities of
                                                                                small capitalization companies

TCW Galileo Income + Growth Fund               High level of dividend income    Invests in equity securities of
                                                                                issuers which pay dividends and have
                                                                                the potential for above average
                                                                                dividend increases.


Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

The Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as a Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

     o    MARKET RISK

          Thereis the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

     o    SECURITIES SELECTION RISK

          There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

     o    PRICE VOLATILITY

          There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Opportunity Fund may be subject to greater price volatility than other funds because it primarily invests in securities of small sized companies.

Each Fund may also be subject (in varying degrees) to the following risks:

     o    LIQUIDITY RISK

          There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Opportunity Fund may be subject to liquidity risk because it invests primarily in securities of small sized companies.

     o    FOREIGN INVESTING RISK

          The Opportunity Fund may invest a portion of its assets in foreign securities. There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

     o    CREDIT RISK

          There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on a fixed income instrument, or goes bankrupt.

A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 12.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show the each Fund's annual returns and its long-term performance. The first table shows you how the Fund's performance has varied from year to year. The second table compares each Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information for each Fund includes the performance of its predecessor investment company, ("Predecessor Funds"), which prior to November __, 2001, was managed by SG Cowen Asset Management Inc. The Predecessor Funds have investment objectives and strategies that are substantially similar to the Funds. The performance of Predecessor Funds in the bar charts and the other tables was calculated using the fees and expenses of the Class A shares of the Predecessor Funds. As with all mutual funds, past performance is not a prediction of futures results.

           Year by year total return (%) as of December 31, each year

                       TCW Galileo Diversified Value Fund

                          9.34%     -3.27%       13.66%

                          1998       1999         2000

                    * The Fund's total return for the period November 1, 2000 to
                      September 30, 2001 is: [ ]


             Best and worst quarterly performance during this period

                                                            Performance
  Diversified Value  Fund
    Quarter ending  ___________________                     ______% (Best)
    Quarter ending  ___________________                     ______%(Worst)


               Average Annual Total Return as of December 31, 2000

                                         1 year          Since inception
                                         ------          ---------------
Diversified Value Fund                    8.24%               4.61%
S&P 500                                  -9.10%              -12.26%
Russell 1000 Value Index                  7.01%               -9.93%


           Year by year total return (%) as of December 31, each year

                          TCW Galileo Opportunity Fund

45.81%    4.92%    31.35%    3.89%    15.52%    25.23%    11.31%    -25.36%    29.07%    39.15%

 1991     1992      1993     1994      1995      1996      1997       1998      1999      2000


*The Fund's total return for the period November 1, 2000 to September 30, 2001 is: [ ]%

             Best and worst quarterly performance during this period

                                                             Performance
  Opportunity  Fund
    Quarter ending ___________                          _____% (Best)
    Quarter ending ___________                          _____% (Worst)


               Average Annual Total Return as of December 31, 2000

                             1 year      5 years    Since inception or 10 years
                             ------      -------    ---------------------------

Opportunity Fund             52.54%       12.22%            15.70%
S&P 500                      -9.10%       18.33%             [ ]%
Russell 2000 Index           -3.02%       10.31%             [ ]%

                        TCW Galileo Income + Growth Fund

26.49%    12.26%    9.25%    -6.13%    36.77%    13.13%    22.90%     .65%    -4.14%    45.53%

 1991     1992      1993      1994      1995      1996      1997      1998     1999      2000


*The Fund's total return for the period November 1, 2000 to September 30, 2001 is:[ ]%

             Best and worst quarterly performance during this period

                                                              Performance
 o  Income + Growth  Fund
    Quarter ending ________________                            ______%(Best)
    Quarter ending ________________                            ______%(Worst)


               Average Annual Total Return as of December 31, 2001

                                 1 year    5 years  Since inception or 10 Years
                                 ------    -------  ---------------------------

Income + Growth Fund             35.56%       13.21%            13.98%
S&P 500                          -9.10%       18.33              [ ]%
Lipper Equity Income Fund Avg.    7.46%      13.42%%             [ ]%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                   FEE TABLE


                                                   Diversified        Opportunity Fund        Income + Growth Fund
                                                    Value Fund
Shareholder Transaction Fees

 1)   Redemption Fees.........................         None                 None                      None
 2)   Exchange Fees...........................         None                 None                      None
 3)   Contingent Deferred Sales Load..........         None                 None                      None
 4)   Sales Load on Reinvested Dividends......         None                 None                      None
 5)   Sales Load on Purchases.................         None                 None                      None


Annual Fund Operating Expenses

   Management Fees............................        0.75%                0.90%                      0.75%
   Distribution (12b-1) Fees..................        0.25%                0.25%                      0.25%
   Other Expenses.............................        1.88%                0.46%                      0.36%
   Total Annual Fund Operating
      Expenses (1)............................        2.88%                1.61%                      1.36%


-------------------------------------

(1) The Adviser has agreed to reduce its investment advisory fee or to pay the ordinary expenses of the Fund to the extent necessary to limit the Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                              1 Year           3 Years          5 Years         10 Years
                                                              ------           -------          -------         --------
Diversified Value Fund                                         $291             $892            $1,544          $3,291
Opportunity Fund                                               $164             $508            $  806          $1,653
Income + Growth Fund                                           $118             $368            $  638          $1,409


TCW Galileo Diversified Value Fund

Investment Objectives/Approach

The Fund seeks long term capital appreciation, with a secondary goal of current income To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its total assets in equity securities of companies with a market capitalization of greater than $2 billion at the time of purchase. The Fund will invest mostly in "value companies."

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial rneasurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in prices.

     In managing the Fund's investments, the Adviser blends a number of investment strategies. All of the companies in which the Fund invests will have market capitalizations over $1 billion, and the average weighted market capitalization of the Fund's portfolio will be over $20 billion. The Adviser emphasizes investing in companies with value characteristics below the Russell 1000 Value Index. The Adviser seeks companies that it believes are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed. Generally, the Adviser seeks companies who have one or more of the following characteristics:

     o    price to earnings ratios in the lower 40% of the market;

     o    price to cash flow ratios in the lower 20% of the market;

     o    price to book ratios in the lower 20% of the market; and

     o    price to sales ratios in the lower 20% of the market.

The Fund will generally invest in equity securities which include common and preferred stock; warrants to purchase common stocks or preferred stocks, securities convertible into common and preferred stock, such as convertible bonds and debentures; American Depository Receipts (ADRs) and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some of its assets in commercial paper. Commercial Paper is the short-term unsecured debt of corporations, usually maturing in no more than 270 days form the date issued.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

         ____________ is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this fund is "price volatility risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Opportunity Fund

Investment Objectives/Approach

The Fund seeks long term capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $1 billion or less. The Fund may invest up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts (ADRs) of such companies. The Fund may invest up to 35% of its assets in equity securities of companies other than small capitalization companies, and up to 20% of its assets in money market instruments. The Fund may also write covered call options.

In managing the Fund's investments, the Adviser tries to identify those companies that have fallen out of favor and whose stock is selling below what the Adviser believes is its real value. The Adviser looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Adviser analyzes each candidate's fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Adviser often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Adviser's analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Adviser may concentrate the Fund's investments in a number of industries that the Adviser's analysis has revealed as poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; warrants to purchase common stocks or preferred stocks, securities convertible into common and preferred stock, such as convertible bonds and debentures; ADRs; and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

The Fund may seek to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

Concepts to understand
----------------------

Small-Sized Companies The Fund seeks long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

         ____________ is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility", "liquidity risk" and "foreign investing risk" Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Income + Growth Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its total assets in equity securities such as common and preferred stocks and convertible securities. In managing the Fund's investments, the Adviser will focus on companies that have a record of paying dividends and increasing dividends, and that the Adviser believes have the potential for increasing dividends over time.

Concepts to understand
----------------------

Large Capitalization Companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth Companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

The Adviser analyzes economic and market conditions and identifies securities that make the best investments in the pursuit of the fund's investment objectives. In selecting the investments, the Adviser considers such factors including:


     o    the company's current valuation;

     o    market capitalization

     o    price/earnings ratio

     o    current dividend yield

     o the company's potential for a strong positive cash flow and future dividend growth.

The Fund may invest some of its assets in covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.



         ____________ is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

                    Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.

                    The Adviser may temporarily invest up to 100% of the Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

                    As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

                    In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin
American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event a Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit Risk

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Funds may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those debt securities rated below investment grade are also commonly known as "junk bonds". These securities are regarded as bonds predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund was investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. More, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

Certain of the Funds may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes

European Economic and Monetary Union

Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by a Fund.

                    Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by January 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                    Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Fund

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of September 30, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $80 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who are primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

     Portfolio Manager(s)            Business Experience During Last Five Years*

     Diversified Value Fund

     [Name to be added]              [Profile to be added]

     Opportunity Fund

     [Name to be added]              [Profile to be added]

     Income + Growth Fund

     [Name to be added]              [Profile to be added]

     Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                    Annual Management Fee (As percent of
        Fund                              Average Net Asset Value)
        ----                        ------------------------------------

  Diversified Value Fund                           0.75%

  Opportunity Fund                                 0.90%

  Income + Growth Fund                             0.75%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums - Class N
           Initial      Additional         IRA                  Additional IRA
           $ 2,000         $250           $500                        --


TCW Galileo Funds, Inc. may waive the minimum subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Automatic Investment Plan - ($100 minimum) - Class N Shares

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with Medallion signature guarantees. These include:

o        amounts of $100,000 or more

o amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

o requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo Fund into another Class N Galileo Fund. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem the Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $1,000 for the Class N shares as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts
------------------------

Each Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

     o refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

     o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

     o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT

In Writing

Complete the New Account
Form. Mail your New Account
Form and a check made payable
to TCW Galileo
__________________________ Fund to:

Via Regular Mail                             (Same, except that you should
TCW Galileo Funds, Inc.                      include a note specifying the Fund)
PFPC Inc.                                    name, your account number, and
P.O. Box 8909                                the name(s your account is
Wilmington, DE  19899-8909                   registered in.)

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE  19809

By Telephone

Please contact the Investor Relations
Department at (800)FUND TCW (386-3829)
for a New Account Form.

Wire:  Have your bank send your investment to:               (Same)

PNC Bank, Philadelphia, PA
ABA No. 031-0000-53
Account No. 86-1282 - 4023
FBO TCW Galileo _______________________
Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at (800) FUND TCW [386-3829]. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800)248-4486, or the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW [386-3829] or your investment representative at TCW Galileo
Funds.


TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

     o    your name(s) and signature(s) as they appear on the account form

     o    your account number

     o    the Fund name

     o    the dollar amount you want to sell or exchange

     o    how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services-Selling Shares").

Mail your letter of instruction to:

                Via Regular Mail
                TCW Galileo Funds, Inc.
                PFPC Inc.
                P.O. Box 8909
                Wilmington, DE  19899-8909

                Via Express, Registered or Certified Mail
                TCW Galileo Funds, Inc.
                PFPC Inc.
                400 Bellevue Parkway, Suite 108
                Wilmington, DE  19809

By Telephone

Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undelivered checks that remain uncashed for six months will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $2,000 or more. Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

To reach the Transfer Agent at PFPC Inc., call toll free in the U.S.

                           (800) 248-4486
                           Outside the U.S.
                           (816) 843-7166 (collect)

To reach your investment representative or the Investor Relations Department at TCW Galileo Funds, call toll free in the U.S.

                           (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Series Funds, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund whose report thereon appears in the Annual Report s of the Predecessor Fund. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period ended May 31, 2001 is unaudited.

                                                                      TCW Galileo Diversified Value Fund -- Class N (5)

                                                          Period Ended      Year Ended November 30, 2000

                                                           May 31, 2001        2000             1999        Period from 2/2/98(3)
                                                                                                                to 11/30/98
                                                          --------------- ---------------- --------------- ----------------------

Net asset value, beginning of period                        $11.19           $10.20           $9.53            $10.00 (1)
                                                            ------           ------           -----            ----------
Investment operations
   Investment Income -- Net                                   0.02             0.06             0.10               0.08

   Net realized and unrealized gains (losses) on
   investments                                                1.08              .98             0.67              (0.49)

   Total from investment operations                           1.10             1.04             0.77              (0.41)

Less distributions

   Dividend from net investment income                       (0.02)           (0.05)           (0.10)             (0.06)

   Distributions from net realized gains on investments       ---              ---             ---                 ---

   Total distributions                                       (0.02)           (0.05)           (0.10)             (0.06)

Net asset value, end of period                              $12.27           $11.19           $10.20              $9.53
                                                            ------           ------           ------              -----
Total Return(4)                                            (2)9.86%           10.21%           8.14%            (4.08%) (2)

Ratios/Supplemental Data

   Net assets, end of period  ($ x 1000)                     $6,342          $ 6,305         $ 8,343           $12,044 (2)

   Ratio of expenses to average net assets                 (2)0.61%            1.22%           1.22%             1.11% (2)

   Ratio of net investment income (loss)
     to average net assets                                 (2)0.14%             .51%            .96%              .85% (2)

   Decrease reflected on above ratios due to expense       (2)0.92%            1.66%           1.19%             .66% (2)
     reimbursements/waivers

   Portfolio turnover rate                                  (2)18%              83%             52%               67% (2)

----------------

(1)      Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2)      Not Annualized
(3)      Commencement of Operations
(4)      Exclusive of Sales Charges
(5)      Based upon average shares outstanding


Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Funds, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund whose report thereon appears in the Annual Reports of the Predecessor Fund. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period enedd May 31, 2001 is unaudited.

                                                                                  TCW Galileo Opportunity Fund -- Class N (2)

                                                          Period Ended                 Year Ended November 30, 2000

                                                          May 31, 2001     2000        1999        1998       1997       1996
                                                          -------------- ---------- ----------- ----------- ---------- ----------

Net asset value, beginning of period                      $15.72          $11.92      $10.05      $16.47     $16.61     $13.13
                                                          ------          ------      ------      ------     ------     ------

Investment Operations.
   Investment income (loss) -- Net                         (0.04)          (0.08)      (0.07)      (0.08)     (0.08)     (0.07)

   Net realized and unrealized gains (losses) on
   investments                                              3.08            3.88        1.94       (3.40)      2.00       3.86


   Total from investment operations                         3.04            3.80        1.87       (3.48)      1.92       3.79

Less distributions                                           --             --          --          --         --         --

   Dividend from net investment income                       --             --          --          --         --         --

   Distributions from net realized gains on investments    (0.51)           --          --         (2.94)     (2.06)     (0.31)

   Total distributions                                                      --          --         (2.94)     (2.06)     (0.31)

Net asset value, end of period                            $15.25          $15.72      $11.92      $10.05     $16.47     $16.61
                                                           ------         ------      ------      ------     ------     ------

Total return(1)                                         (3)19.80%          31.88%      18.61%     (24.89)%    13.55%     29.63%

Ratios/Supplemental Data

   Net Assets, end of period ($ x 1000)                   $22,208          $19,700    $19,787     $27,978     $54,809    $43,950

   Ratio of expenses to average net assets                (3)0.80%          1.61%      1.59%       1.46%       1.38%      1.39%

   Ratio of net investment income (loss) to average
     net assets                                          (3)(0.25)%        (0.52)%    (0.67)%     (0.67)%     (0.53)%    (0.46)%

   Decrease reflected on above ratios due to expense         --             --          --        0.01%       0.06%      0.16%
     reimbursements/waivers

   Portfolio turnover rate                                 (3)59%            164%        150%        124%       159%       182%

----------------

(1)      Exclusive of Sales Charges
(2)      Based upon average shares outstanding
(3)      Not Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Income + Growth Fund, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund, whose report thereon appears in the Annual Reports of the Predecessor Funds. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period enedd May 31, 2001 is unaudited.

                                                                                     TCW Galileo Income + Growth Fund -- Class N (3)

                                                          Period Ended                       Year Ended November 30, 2000

                                                          May 31, 2001     2000        1999        1998       1997       1996
                                                          -------------- ---------- ----------- ----------- ---------- ----------

Net asset value, beginning of period                      $13.97          $11.22      $12.34      $14.55     $14.40     $13.19
                                                          ------          ------      ------      ------     ------     ------

Investment Operations
   Investment Income -- Net                                 0.08            0.18        0.26        0.29       0.36       0.48

   Net realized and unrealized gains (losses) on
   investments                                              1.02            3.27       (0.39)       0.19       1.97       1.74


   Net from investment operations                           1.10            3.45       (0.13)       0.48       2.33       2.22

Less Distributions

   Dividend from net investment income                     (0.09)          (0.20)      (0.27)      (0.30)     (0.36)     (0.52)

   Distributions from net realized gains on investments    (0.44)          (0.50)      (0.72)      (2.39)     (1.82)     (0.49)

   Total distributions                                     (0.53)          (0.70)      (0.99)      (2.69)     (2.18)     (1.01)

NET asset value, end of period                            $14.54          $13.97      $11.22      $12.34     $14.55     $14.40
                                                          ------          ------      ------      ------     ------     ------

Total Return(1)                                          (2)8.08%          33.04%     (1.12)%      3.98%      19.21%     17.86%

Ratios/Supplemental Data

   Net Assets, end of period ($ x 1000)                   $37,147          $34,657    $34,116     $44,643     $55,383    $52,502

   Ratio of expenses to average net assets               (2)0.70%           1.36%      1.33%       1.20%       1.21%      1.24%

   Ratio of net investment income (loss) to average
     net assets                                          (2)0.54%           1.45%      2.18%       2.22%       2.65%      3.56%

   Decrease reflected on above ratios due to expense        --              --          --         0.05%       0.14%      0.15%
     reimbursements/waivers

   Portfolio turnover rate                                   0              73%        71%         62%         75%        79%

----------------

(1)      Exclusive of Sales Charges
(2)      Not Annualized
(3)      Based upon average shares outstanding

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o PFPC Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

On the Internet:
TCW GALILEO FUNDS, INC.
www.tcwgalileofunds.com

You may visit the SEC's website at www.sec.gov to view text only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-6009 or by electronic request at the following e-mail address: www. publicinfo@sec.gov.

                                    TCW Galileo Funds, Inc.

                                    SEC file number: 811-7170

                                    More information on the Funds is available free upon request, including the following:

                                    Annual / Semi-Annual Report

                                    Describes the Funds' performance, lists
                                    portfolio holdings and contains a letter from the Funds' portfolio managers discussing recent market conditions, economic trends and Fund strategies.

                                    Statement of Additional Information (SAI)

                                    Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission
                                    (SEC) and is incorporated by reference and is legally considered part of this prospectus.

                             TCW GALILEO FUNDS, INC.
                      865 South Figueroa Street, Suite 1800
                          Los Angeles, California 90017

                                 (800) FUND TCW


                       STATEMENT OF ADDITIONAL INFORMATION
                               November ___, 2001

                       ---------------------------------

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than that set forth in the Prospectus dated the same date, which describes the Class I and N shares of TCW Galileo Diversified Value Fund, TCW Galileo Opportunity Fund and TCW Galileo Income + Growth Fund (each a "Fund"). Each Fund has established two classes of shares, Class I shares and Class N shares. The Class I and Class N shares of each Fund are offered by means of a separate Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc.,
Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at
(800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS

INVESTMENT PRACTICES...........................................................1
RISK CONSIDERATIONS...........................................................12
INVESTMENT RESTRICTIONS.......................................................23
DIRECTORS AND OFFICERS OF THE COMPANY.........................................25
INVESTMENT ADVISORY AGREEMENTS................................................30
DISTRIBUTION OF COMPANY SHARES................................................32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................33
ADMINISTRATION AGREEMENT......................................................33
CODE OF ETHICS................................................................33
DETERMINATION OF NET ASSET VALUE..............................................34
HOW TO BUY AND REDEEM SHARES..................................................34
HOW TO EXCHANGE SHARES........................................................35
PURCHASES-IN-KIND.............................................................35
DISTRIBUTIONS AND TAXES.......................................................35
INVESTMENT RESULTS............................................................38
ORGANIZATION, SHARES AND VOTING RIGHTS........................................40
TRANSFER AGENT AND CUSTODIANS.................................................41
INDEPENDENT AUDITORS..........................................................41
LEGAL COUNSEL.................................................................41
FINANCIAL STATEMENTS..........................................................41
DESCRIPTION OF S&P AND MOODY'S RATINGS.......................................A-1

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The Funds, for purposes of calculating certain comparative guidelines, will utilize the previous month-end range.

Strategies Available to All Funds

Money Market Instruments. All Funds may invest in money market instruments and will generally do so for defensive or temporary purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan
Bank), including Treasury bills, notes and bonds;

               Bank Obligations. Obligations including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

               Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

               Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above
          $100,000 in principal amount are not protected by federal d eposit insurance);

               Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

               Commercial Paper. The Funds may purchase commercial paper rated within the two highest ratings categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, the security is determined by the Adviser to be of comparable quality.

               Money Market Mutual Funds. Shares of United States money market investment companies not affiliated with the Adviser, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

               Other  Short-Term  Obligations.   Debt  securities  that  have  a
          remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody's.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities.

Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would insure to the Fund.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that any Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities. The Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Options. The Funds may purchase and write (sell) call and put options, including
options  listed  on  U.S.  or  foreign   securities   exchanges  or  written  in
over-the-counter transactions ("OTC Options").

Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

Covered Call Writing. The Funds are permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is "covered" if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. The Funds are permitted to write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

Purchasing Call and Put Options. A Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

A Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Options on Foreign Currencies. The Funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets in foreign currency options are relatively new and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Futures Contracts. The Funds may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

To the extent futures positions constitute "bona fide hedge" positions as defined by the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), there is no overall limitation on the percentage of a Fund's assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund's portfolio securities. With respect to futures positions that are not "bona fide hedge" positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to "lock in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund's portfolio.

Convertible Securities. The Funds may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Forward Currency Transactions. The Funds may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

Venture Capital Investments. Venture capital investments are new early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. The disposition of U.S. venture capital investments, which may include limited partnership interests, would normally be restricted under federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions, in public offerings registered under the Securities Act of 1933, as amended (the "1933 Act") or in transactions pursuant to Rule 144A under the 1933 Act. As a result of these restrictions, the Funds may be unable to dispose of these investments at times when disposition is deemed appropriate due to investment of liquidity considerations. Alternatively, the Funds may be forced to dispose of these investments at less than their fair value. Where registration is required, the Funds may be obligated to pay part or all the expenses of such registration.

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales Against the Box. The Funds may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund's objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Fixed Income Securities

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

"Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of merging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many  of  the  currencies  of  emerging   market   countries  have   experienced
devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing its investments, the Fund's performance will be worse than if the Fund not make such investment in futures contracts and options on futures contracts.

Options

The successful use of options depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The effective use of options depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund which holds an option would be able to realize profits or limit losses only by exercising the option, and a Fund which acted as option writer would remain obligated under the option until expiration or exercise.

Risks Associated With Lower Rated Securities

Each of the Funds may invest in convertible securities. A portion of the convertible securities may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

High yield securities or "junk bonds" can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and a Fund's assets may be more difficult because there is less reliable, objective data available. In addition, a Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Rating Categories

A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities

Each Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Fund's current policies may not exceed 15% of the Fund's net assets.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Securities and Exchange Commission has recently adopted Rule 144A under the Securities Act, which permits each Fund to sell restricted securities to qualified institutional buyers without limitation. The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Adviser may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

Options Transactions

The effective use of options depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are "bona fide hedges" as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is "covered" if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is "covered" if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of the value of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. For example, a portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. High portfolio turnover can result in increased transaction costs for shareholders. High turnover generally results from the Adviser's effort to maximize return for a particular period.

BROKERAGE PRACTICES

The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and other such polices as the Board of Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as "block trades". When executing block trades, securities are allocated using procedures that the Advisers consider fair and equitable.

When a small number of shares are allocated to the Adviser and its affiliates in a public offering, allocations may be done disproportionately, taking into consideration performance and resulting lot sizes. In some cases, various forms of pro rata allocations are used and, in other cases, random allocation processes are used. More particularized allocations may result from considerations such as lot size, cash availability, diversification or concentration requirements and investment objectives, restrictions and time horizons.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 10 and 11 with respect to a Fund may be changed by vote of a majority of the Board of Directors at any time.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, and (b) each Fund may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund at any time will not exceed 30% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to
     (a) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund's purchase of U.S. Government Securities. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. For each of the Diversified Value, Opportunity, and Income + Growth Funds, no Fund will, with respect to 75 percent of its assets, (a) purchase the securities of any issuer, other than U.S. Government securities and securities of other investment companies, if as a result more than five percent of the value of the Funds' total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer, other than U.S. Government securities and securities of other investment companies.

10. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

11. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an "industry" is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis a vis issuers active in other sectors of the economy. The definition of what constitutes a particular "industry" is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.

DIRECTORS AND OFFICERS OF THE COMPANY

A board of eight directors is responsible for overseeing the Funds' affairs. An executive committee, consisting of Marc I. Stern, Chairman, John C. Argue and Thomas E. Larkin, Jr. which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.


Name and Address, Principal Occupations and Other Affiliations

Marc I. Stern* (57)                                  President and Director,  The TCW Group, Inc.; Chairman,  the Adviser;
Chairman                                             President and Vice Chairman, TCW Asset Management Company;  Chairman,
865 South Figueroa Street                            TCW London International,  Limited and Executive Vice Chairman, Trust
Los Angeles, California  90017                       Company of the West;  Chairman,  Apex Mortgage  Capital,  Inc. (Since
                                                     October 1997); and Director of Qualcomm Incorporated (wireless communications).

Thomas E. Larkin, Jr.* (61)                          Vice  Chairman,  Trust  Company  of the West;  TCW  Asset  Management
Director                                             Company;  The TCW Group,  Inc., and the Adviser;  Member of the Board
865 South Figueroa Street                            of Trustees of the  University of Notre Dame;  Director of Orthopedic
Los Angeles, California 90017                        Hospital of Los  Angeles;  Senior  Vice  President,  TCW  Convertible
                                                     Securities Fund, Inc.

John C. Argue (68)                                   Former Senior Partner and Of Counsel,  Argue Pearson Harbison & Myers
Director                                             (law firm);  Director,  Avery Dennison  Corporation  (manufacturer of
444 South Flower Street                              self-adhesive  products and office supplies),  Apex Mortgage Capital,
Los Angeles, California 90071                        Inc. (real estate investment  trust);  Nationwide Health  Properties,
                                                     Inc. (real estate  investment  trust) and TCW Convertible  Securities
                                                     Fund, Inc. He is Chairman of the Rose Hills  Foundation,  the Amateur
                                                     Athletic  Foundation and the University of Southern  California Board
                                                     of Trustees.

Norman Barker, Jr. (78)                              Former  Chairman of the Board,  First  Interstate  Bank of California
Director                                             and former Vice  Chairman  of the Board,  First  Interstate  Bancorp;
9601 Wilshire Blvd.                                  Director,  Bank  Plus  Corp.,  ICN  Pharmaceuticals,  Inc.,  and  TCW
Beverly Hills, CA  90210                             Convertible Securities Fund, Inc

Richard W. Call (76)                                 Former  President,  The  Seaver  Institute  (a  private  foundation);
Director                                             Director,  TCW  Convertible  Securities  Fund,  Inc.  and The  Seaver
c/o Mayer, Brown & Platt                             Institute.
Counsel to the Independent Directors
1675 Broadway
New York, NY  10019

Matthew K. Fong (45)                                 Since 1999 Mr. Fong has been Of Counsel to the Los Angeles  based law
Director                                             firm of  Sheppard,  Mullin,  Richter &  Hamilton.  From 1995 to 1998,
333 South Hope Street                                Mr.  Fong  served as State  Treasurer  for the  State of  California.
Los Angeles, CA  90071                               From  1991 to 1994,  Mr.  Fong was Vice  Chairman  of the  California
                                                     State Board of  Equalization,  California's  elected tax agency.  Mr.
                                                     Fong is a director of ESS  Technology,  Inc.  and  American  National
                                                     Title and  serves as a Regent of  Pepperdine  University  and the Los
                                                     Angeles  Children's  Hospital.  Mr. Fong is also a Lt. Colonel in the
                                                     U.S. Air Force Reserves.

John A. Gavin (70)                                   Founder,  and since 1968,  Chairman of Gamma Holdings  (international
 Director                                            capita consulting  firm);  Member of the Latin America Strategy Board
c/o Mayer, Brown & Platt                             of Hicks,  Muse, Tate and Furst  (leveraged  buyout firm);  Director,
Counsel to the Independent Directors                 International Wire Group (electrical wire  manufacturer),  KKCF, Inc.
1675 Broadway                                        (home  furnishings  manufacturer)  TCW  Convertible  Securities  Fund
New York, NY  10019                                  (closed-end fund) and Apex Mortgage Capital,  Inc. (a REIT);  Trustee and director of certain Merrill Lynch mutual funds. From 1981- 1986,
                                                     Mr. Gavin was the United States Ambassador to Mexico.

Patrick C. Haden (48)                                Since  1997,  General  Partner,  Riordan,  Lewis & Haden  (a  venture
Director                                             capital   firm);   Director,    Tetra   Tech,   Inc.   (environmental
Riordan, Lewis & Haden                               consulting),  Elkay Plastics Co. Inc. , Financial  Pacific  Insurance
300 South Grand Avenue                               Group,  Inc., TCW Convertible  Securities Fund (closed-end  fund) and
Los Angeles, CA 90071                                IndyMac Mortgage Holdings (mortgage banking).


*Directors who are or maybe deemed to be "interested" persons of the Company as defined in the 1940 Act. Messrs. Stern and Larkin are officers of the Adviser.


Compensation of Independent Directors

The Company pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director prorated among the Funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Company who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Company.

The  following  table   illustrates  the  compensation  paid  to  the  Company's
Independent Directors by the Company for the fiscal year ended October 31, 2000.


Name of Independent Director            Aggregate Compensation From the Company
----------------------------            ---------------------------------------
John C. Argue                                        $38,000
Norman Barker, Jr.                                   $38,000
Richard W. Call                                      $38,000
Matthew K. Fong                                      $38,000

The  following  table  illustrates  the  total  compensation  paid to  Company's
Independent  Directors for the calendar year ended  December 31, 2000 by the TCW
Convertible Securities Fund, Inc. in the case of Messrs. Argue, Barker and Call, as well as from the Company. TCW Convertible Securities Funds, Inc. is included solely because the Company's Adviser, TCW Investment Management Company also serves as its investment adviser.

                                               For Service as Director and        Total Cash Compensation from TCW
                                               Committee Member of the TCW             Convertible Securities
   Name of Independent                            Convertible Securities                      Funds, Inc.
      Director                                          Funds, Inc.                      ----------------
    ---------------                                   ------------

John C. Argue                                            $12,000                               $50,000
Norman Barker, Jr.                                       $12,750                               $50,750
Richard W. Call                                          $11,250                               $48,750

The officers of the Company who are not also directors of the Company are:


                                                 Position(s) Held               Principal Occupation(s)
                                                 ----------------               -----------------------
              Name and Address                   with Company                   During Past 5 Years(1)
              ----------------                   -------------                  ----------------------
Alvin R. Albe, Jr. (48)*                         President                     President and Director,
                                                                               the Adviser, Executive
                                                                               Vice President and Director
                                                                               of TCW Asset Management Company
                                                                               and Trust Company of the West;
                                                                               Executive Vice President, The
                                                                               TCW Group, Inc.

Michael E. Cahill (50)*                          Senior Vice                   Managing Director, General Counsel and
                                                 President,                    Secretary, the Adviser, The TCW Group,
                                                 General                       Inc., Trust Company of the West and TCW
                                                 Counsel                       Asset Management Company.
                                                 and Assistant
                                                 Secretary

Charles W. Baldiswieler (43)*                    Senior Vice President         Managing Director, the Adviser, Trust
                                                                               Company of the West and TCW Asset
                                                                               Management Company.

Ronald R. Redell (30)*                           Senior Vice President         Senior Vice President, the Adviser,
                                                                               Trust Company of the West and TCW Asset
                                                                               Management Company since August, 2000.
                                                                               Previously, National Sales Manager with
                                                                               RS Investment Management (formerly
                                                                               Robertson Stephens).

Philip K. Holl (51)*                             Secretary                     Senior Vice President and Associate
                                                                               General Counsel, the Adviser, Trust
                                                                               Company of the West and TCW Asset
                                                                               Management Company; Secretary to TCW
                                                                               Convertible Securities Fund, Inc.

Peter C. DiBona (43)                             Treasurer                     Senior Vice President, the Adviser,
                                                                               Trust Company of the West and TCW Asset
                                                                               Management Company; Treasurer to TCW
                                                                               Convertible Securities Fund, Inc.

_______________

(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

* Address is 865 South  Figueroa  Street,  18th Floor,  Los Angeles,  California
90017

In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Adviser, is an Assistant Secretary of the Company. The directors and officers of the Company collectively own less than 1% of the outstanding shares of any Fund.

INVESTMENT ADVISORY AGREEMENTS

TCW Galileo Funds, Inc. (the "Company") and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Societe Generale Asset
Management,  S.A.,  is a  wholly-owned  subsidiary  of  Societe  Generale  Asset
Management, S.A., France's second largest public bank. Under the Advisory Agreement, the Company retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs subject to control by the Board of Directors of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives.

The Adviser furnishes to the Company office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company if desired and reasonably required by the Company.

The fee allocable to each Fund is calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund's net asset value. The fee is payable for each calendar month as soon as practicable after the end of that month. The annual management fee (as a percentage of average asset value) is as follows: Diversified Value Fund, 0.75%; Opportunity Fund, 0.90%; and Income + Growth, 0.75%.

The Adviser has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses of a Fund to the extent necessary to limit the Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of directors who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto the Fund's shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business. The 12b-1 fees relating to the Class N shares will be directly allocated to that class.

The Advisory Agreement also provides that each Fund will reimburse the Adviser for the Fund's organizational expenses. Such organizational expenses will be amortized by each Fund over five years.

The Advisory Agreement was approved by each Fund's shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by
(a) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not "interested persons" of the Company or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund. The Advisory and Sub-Advisory Agreements terminate automatically in the event of their assignment.

The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. (formerly, TCW Management Company) ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Advisory Agreement also provides that the Adviser shall not be liable to the Company for any actions or omissions if they acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

DISTRIBUTION OF COMPANY SHARES

TCW Brokerage Services ("Distributor") serves as the nonexclusive distributor of each class of the Company's shares pursuant to an Amended and Restated
Distribution Agreement ("Distribution Agreement") with the Company which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days' notice, by the Company's Board of Directors, by vote of holders of a majority of the Company's shares, or by the Distributor.

The Company offers three classes of shares: Institutional Class B or Class I shares, Investor Class or Class N shares and Advisor Class shares. Class I shares are offered primarily for direct investment by investors. Class N shares are offered through firms which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor and other financial intermediaries. Class K shares of certain Funds may be offered through institutional channels such as retirement plans and financial intermediaries.

The Company has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (" Rule 18f-3 Plan"). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Company also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") with respect to the Class N shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. The Distributor may pay any or all of the fee payable to it for distribution and related services to the firms that are members of the NASD, subject to compliance by the firms with the terms of the dealer agreement between the firm and the Distributor. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Class N, and by vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was approved by the Company's Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the by a vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of November ___, the following persons owned 5% or more of the outstanding shares of Class I: Investment Management Co. As of November ___, the following persons owned 5% or more of the outstanding shares of Class N: TCW Investment Management Co. All communications to these shareholders can be addressed to TCW Investment Management Company, 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017; Attention: Investors Relations Department.


ADMINISTRATION AGREEMENT

Investors Bank & Trust Company ("Administrator") serves as the administrator of the Company pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain administrative services to the Company, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Company's expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Company; and preparing the Company's Form N-SAR. The Administrator receives an administration fee based on the assets of the Company as follows: 0.0375% of the first $750 million in assets; 0.0300% of the next $750 million in assets; and 0.0200% thereafter.

CODE OF ETHICS

The  Adviser  is  subject  to the Code of  Ethics  with  respect  to  investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.


DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus, the Company will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund's shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.


HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Company. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees.

Purchases Through Broker-Dealers and Financial Organizations

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemption's of a Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See "Determination of Net Asset Value", above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder's state of residence). An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See "Distributions and Taxes" below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Company reserves the right to reject any exchange request.

As described in the Prospectus, the exchange privilege may be terminated or revised by the Company.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause
(a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realiz ed by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

Any realized gains will be distributed as described in the Prospectus. See "Distributions and Taxes" in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund's prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as "equalization") would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund's total return. Since there are some unresolved technical tax issues relating to use of equalization by a fund, there can be no assurance that the Internal Revenue Service will agree with the Fund's methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund. It should also be noted that a recent proposal submitted to Congress as part of President Clinton's proposed Budget would (if enacted) limit the use of equalization for taxable years beginning after the date of enactment.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to: (a) taxable dividends and distributions, and,
(b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund.

INVESTMENT RESULTS

From time to time, the Company may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

Each Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

P(1+T)n=ERV

Where:

P  =    hypothetical initial payment of $1,000

T   =    average annual total return

n   =    number of years

ERV Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return  [ ( ERV ) - 1 ]
                            ---
                             P

The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. A Fund may compare its performance to other investments or relevant indexes including, but not limited to, the following:

Focused Large Cap Value - S&P/BARRA Value Index; Select International Equities - Morgan Stanley Capital International EAFE Index; and Small Cap Value - Value Line Index and Russell 2000.

ORGANIZATION, SHARES AND VOTING RIGHTS

The Company was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Funds offers two classes of shares: Class I shares and the Class N shares. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Company is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Company's outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Company may form in the future on all matters affecting the Company, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class. For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Company will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Company elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Company will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.


TRANSFER AGENT AND CUSTODIANS

PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent for the Company. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Company. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 90 Washington Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, California 90071-3462

LEGAL COUNSEL

Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The audited financial statements for the Diversified Value Fund, the Opportunity Fund and the Income + Growth Fund for the period ended November 30, 2000, including the financial highlights, appearing in the Annual Report to shareholders of the SG Cowen Funds, Inc., Cowen Series Fund, Inc. and the SG Cowen Income + Growth Fund, Inc. respectively, are incorporated by reference and made a part of this document.

3



                                   APPENDIX A

Description of S&P and Moody's Ratings

     S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     Moody's

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2

                                     PART C
                                OTHER INFORMATION



Item 23.  Exhibits.

                   (a)(1)   Form of Articles of Incorporation.  /1/

                   (a)(2)   Form of Articles Supplementary.  /2/

                   (a)(3)   Form of Articles Supplementary.  /3.

                   (a)(4)   Form of Articles Supplementary.  /4/

                   (a)(5)   Form of Articles Supplementary.  /5/

                   (a)(6)   Form of Articles Supplementary.  /6/

                   (a)(7)   Form of Articles of Amendment.  /9/

                   (a)(8)   Form of Articles of Amendment.  /9/

                   (a)(9)   Form of Articles Supplementary.  /10/

                   (a)(10) Form of Articles Supplementary.  /12/

                   (a)(11) Form of Articles Supplementary /14/

                   (a)(12) Form of Articles of Amendment /14/

                   (a)(13) Form of Articles Supplementary /15/

                   (a)(14) Form of Articles Supplementary - filed herein

                   (b)(1)   Bylaws.  /1/

                   (b)(2)   Amendment No. 1 to By-laws.  /11/

                   (c)      Not Applicable.

                   (d)(1) Form of Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. /9/

                   (d)(2) Form of Amendment No. 1 to Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) /12/

                   (d)(3) Form of Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International, Limited. /7/

                   (d)(4) Form of Addendum to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. /8/

                   (d)(5) Form of Amendment No. 1 to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited /11/

                   (d)(6) Form of Amendment No. 2 to Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) /15/

                   (d)(7) Form of Amendment No. 3 to Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) /16/

                   (e)(1) Form of Amended and Restated Distribution Agreement between Registrant and TCW Brokerage Services. /9/

                   (e)(2)   Form of Dealer Agreement.  /9/

                      (f)   Not Applicable.

                   (g)(1) Form of Custody Agreement between Registrant and Investors Bank & Trust Company. /9/

                   (g)(2) Form of Delegation Agreement between Registrant and Investors Bank & Trust Company. /9/

                   (h)(1) Form of Transfer Agency Services Agreement between Registrant and PFPC Inc. /13/

                   (h)(2) Form of Administration Agreement between Registrant and Investors Bank & Trust Company. /9/

                   (h)(2)(a)Form of Amendment to Appendix A to the
                            Administration Agreement between Registrant and Investors Bank & Trust Company /16/

                   (h)(3) Form of Securities Lending Agency Agreement between Registrant and Investors Bank & Trust Company. /9/

                   (i)      Opinion of Counsel. /16/

                   (j)      Consent of KPMG - filed herein

                   (k)      Not Applicable.

                   (l)      Not Applicable.

                   (m)      Form of Registrant's Class N Shares Distribution
                            Plan.  /9/

                   (n)      Not Applicable

                   (o)      Form of Plan Pursuant to Rule 18f-3. /9/

                   (o)(1)   Form of Amendment to Plan Pursuant to Rule
                            18f-3. /16/

                   (p)      Code of Ethics.  /12/

                   (q)      Powers of Attorney.  /11/

                   (q)(1) Power of Attorney for John A. Gavin and Patrick C. Harden -- filed herein



                   ------------------------------------------------

                   1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 22, 1992.

                   2. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on November 26, 1993.

                   3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 23, 1994.

                   4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 18, 1994.

                   5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 21, 1995.

                   6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed
                            April 2, 1998.

                   7. Incorporated herein by reference to Registrant's Registration Statement filed on December 21, 1995.

                   8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 31,
                            1997.

                   9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 30, 1998.

                   10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on
                            March 1, 1999.

                   11. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 29, 2000.

                   12. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 17, 2000.

                   13. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 15, 2001.

                   14. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on
                            March 1, 2001.

                   15. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on June 4, 2001

                   16.      To be filed by Amendment.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

     TCW Investment Management Company (the "Adviser") (previously named TCW Funds Management, Inc.) is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Societe Generale Asset Management, S.A., is a wholly-owned subsidiary of Societe Generale Asset Management, S.A., France's second largest public bank.

Item 25.  Indemnification.

     UnderArticle Eighth, Section (9) of the Company's Articles of Incorporation, filed as Exhibit 1.1, directors and officers of the Company will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Company's Bylaws, previously filed as Exhibit 2.1.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

     In addition to the Funds, the Adviser serves as investment adviser or sub-adviser to a number of open- and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 28 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Advisers Act.

Item 27.  Principal Underwriters.

(a)      None.

(b)

Name and Principal                     Positions and Offices              Positions and Offices
Business Address                       With Underwriter                   With Registrant
----------------                       ---------------------              ---------------------
Alvin R. Albe, Jr.+                    Director                           President

Michael E. Cahill+                     Director                           Senior Vice President,
                                                                          General Counsel and
                                                                          Assistant Secretary

William C. Schubert+                   Vice President and                 None
                                       Secretary

Philip K. Holl+                        Vice President                     Secretary

Peter C. DiBona+                       Chief Financial Officer            Treasurer
                                       and Assistant Treasurer

(c)      None.

-----------------------------

+  Address is 865 South Figueroa Street, Los Angeles, California  90017

Item 28.  Location of Accounts and Records.

     Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of:



                  Treasurer
                  TCW Galileo Funds, Inc.
                  865 South Figueroa Street
                  Los Angeles, CA 90017

                                                                         Location of
                  Rule                                                   Required Records
                  31a-l(b)(2)(c)                                         N/A
                  31a-l(b)(2)(d)                                         Investors Bank & Trust Company
                                                                         200 Clarendon Street
                                                                         Boston, MA  02116
                  31a-l(b)(4)-(6)                                        TCW Investment Management Company
                                                                         865 South Figueroa Street
                                                                         Los Angeles, CA 90017

                  31a-1(b)(9)-(11)                                       TCW Investment Management Company
                                                                         65 South Figueroa Street
                                                                         Los Angeles, CA 90017

Item 29. Management Services.

                  Not applicable.


Item 30. Undertakings.

                  Not applicable..

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 27th day of August, 2001.

                                     TCW GALILEO FUNDS, INC.



                                     By:        /s/ Philip K. Holl
                                                -----------------------------
                                                Philip K. Holl
                                                Secretary

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant's registration statement has been signed below by the following persons in the capacities and on the dates indicated.



         Signature                                   Title                                      Date


                                       *
-----------------------------------------
Marc I. Stern                                        Chairman and Director                  August 27, 2001

                                       *

-----------------------------------------
Thomas E. Larkin, Jr.                                Director                               August 27, 2001

                                       *

-----------------------------------------
Norman Barker, Jr.                                   Director                               August 27, 2001

                                       *

-----------------------------------------
Richard W. Call                                      Director                               August 27, 2001

                                       *

-----------------------------------------
Matthew K. Fong                                      Director                               August 27, 2001

                                       *


-----------------------------------------
John A. Gavin                                        Director                               August 27, 2001

                                       *
-----------------------------------------
Patrick C. Haden                                     Director                               August 27, 2001


-----------------------------------------
Peter C. DiBona                                      Treasurer (Principal                   August 27, 2001
                                                     Financial  and Accounting
                                                     Officer)

*By:      /s/ Philip K. Holl
         Philip K. Holl
         Attorney-in-Fact

--------

* Directors who are or may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Messrs. Stern and Larkin are officers of the Adviser.

                                INDEX TO EXHIBITS


                Exhibit Number                   Description

                Exhibit  (a)(14)                 Form of Articles Supplementary
                Exhibit (j)                      Consent of KPMG
                Exhibit  (q)(1)                  Powers of Attorney